UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2025

Black Hawk Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41984	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 166 Danville, CA	94506
(Address of principal executive offices)	(Zip Code)

(952) 217-4482

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BKHAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	BKHA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth of one ordinary share	BKHAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On April 26, 2025, Black Hawk Acquisition Corporation, a Cayman Islands exempted company (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among Vesicor Therapeutics, Inc., a California corporation (which shall reincorporate into the State of Delaware so as to migrate to and domesticate as a Delaware corporation on the day that is one (1) Business Day prior to the Closing Date (as defined below) (the “Vesicor”), and BH Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, (i) the Company will de-register in the Cayman Islands and transfer by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation (the “Domestication”), and (ii) following the Domestication, Merger Sub will be merged with and into Vesicor, as a result of which Vesicor will be the surviving company and a wholly-owned subsidiary of the Company (the “Merger”), (prior to the Domestication, the Company shall be referred to herein as “Parent”, and at and after the Domestication, “PubCo”). The Domestication, Merger, and other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination;” and the consummation of the Merger is referred to as the “Closing” and the date of the Closing is referred to as the “Closing Date.” Upon the closing of the Business Combination, the Company, as the public company, will change its name and the Company plans to remain Nasdaq-listed under a new ticker symbol. Capitalized terms shall have the meaning as defined in the Business Combination Agreement.

Vesicor is a development-stage biopharmaceutical company focused on the development of p53-based cancer therapeutics delivered via microvesicles.

The Domestication

The Domestication will occur on the day that is one business day prior to the Closing Date. Upon the Domestication, it is anticipated that Vesicor will be the surviving company and a wholly-owned subsidiary of the Company, and the Company is referred to herein as PubCo as of the time following the Domestication.

Before the Domestication, the Parent’s capitalization consists of Parent Ordinary Shares, Parent Rights, and Parent Units, collectively (all defined below). “Parent Ordinary Shares” means Parent Class A Ordinary Shares and Parent Class B Ordinary Shares. “Parent Rights” means the issued and outstanding rights of Parent, each such right convertible into one share of Parent Common Stock at the closing of a business combination. “Parent Unit” means each outstanding unit consisting of one share of Parent Common Stock and one-fifth (1/5) of one Parent Right denominated in one share of Parent Common Stock. Following the Domestication, PubCo’s capitalization shall consist of common stock, par value $0.0001 per share (the “PubCo Common Stock”).

Upon the Domestication, every issued and outstanding Parent Class A Ordinary Share shall convert automatically into one share of PubCo Common Stock. Further, every issued and outstanding Parent Unit shall also be separated automatically into each’s individual components of one share of PubCo’s Common Stock and one-fifth (1/5) of one PubCo’s Right, and all Parent Units shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist. Each individually separated component shall, at the Domestication consummation, be converted into the PubCo’s Class A Ordinary Shares, and/or one-fifth (1/5) of PubCo Right, as the case may be. Lastly, at the Domestication, every issued and outstanding Parent Right immediately prior to the Domestication Effective Time shall be converted automatically into one the post-Domestication Right.

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The Merger

On the day of the Closing, the Merger will occur. At the effective time of the Merger, each share of the PubCo’s capital stock that is owned by PubCo as treasury shares immediately prior to the effective time of the Merger shall be canceled and extinguished without any conversion thereof to receive a number of shares of PubCo Common Stock equal to the Consideration Ratio (as defined below). Additionally, each outstanding unexercised warrants to purchase shares of Vesicor common stock (each a “Vesicor Warrant”) will be assumed by PubCo and converted into a warrant to purchase a number of shares of PubCo Common Stock, with the same terms, conditions, vesting schedules, and other provisions as were applicable to the corresponding Vesicor Warrant immediately prior to the Merger.

Consideration and Structure

The “Aggregate Merger Consideration” to be issued to Vesicor selling securityholders in connection with the Merger will be determined by dividing (a) 70,000,000 (the “Equity Value”) by (b) the price (the “Redemption Price”) at which each of Parent Class A Ordinary Shares may be redeemed in connection with the Business Combination. The “Consideration Ratio” is the number of shares of PubCo Common Stock to be issued in exchange for issued and outstanding Vesicor capital stock upon the Merger and is equal to the quotient obtained by dividing (x) the Aggregate Merger Consideration by (y) the Aggregate Fully Diluted Company Shares, as defined in the Business Combination Agreement.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Vesicor and the Company during the period between execution of the Business Combination Agreement and the Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to cause all actions and things necessary to consummate and expeditiously implement the Business Combination. The representations, warranties, covenants and agreements of parties made under the Business Combination Agreement will not survive the Closing except for the covenants and agreements contained therein by their terms expressly apply in whole or in part at or after the Closing or in the case of claims against a person or entity in respect of such person’s or entity’s common law fraud.

Registration Statement / Proxy Statement

As promptly as reasonably practicable after receipt of information concerning Vesicor and Vesicor securityholders as is either required by the federal securities laws or reasonably requested by the Company for inclusion in the Registration Statement (as defined below), the Company and Vesicor will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 relating to the Business Combination (the “Registration Statement”), which will contain a proxy statement relating to a meeting of the Company shareholders (the “Company Shareholders Meeting”) to be held to consider, among other things, (x) approval of the Domestication, (y) approval of the Business Combination (including the approval and adoption of the Business Combination Agreement and the Merger) and (z) the adoption and approval of certain other proposals the parties deem necessary to effectuate the Business Combination.

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Conditions to Closing

Under the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the absence of specified adverse laws, rules, regulations, judgments, decrees, executive orders or awards making the Business Combination illegal or otherwise prohibiting its consummation; (ii) the Registration Statement having been declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened in writing by the SEC; (iii) the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by requisite vote of the Company shareholders (the “Company Shareholder Approval”) and Vesicor stockholders (the “Vesicor Stockholder Approval”); (iv) the size and composition of PubCo’s board of directors being as set forth in the Business Combination Agreement; (v) the PubCo Common Stock having been approved for listing on the Nasdaq Stock Market LLC (“Nasdaq”) as set forth in the Business Combination Agreement; (vi) the size and composition of PubCo’s board of directors will be as set forth in the Business Combination Agreement; and (vii) the receipt by the Company of a fairness opinion for the Business Combination from an investment bank approved by the Company.

The obligations of the Company and Merger Sub to consummate the Business Combination are further subject to additional conditions, including, among other things: (i) material compliance by Vesicor with its agreements and covenants under the Business Combination Agreement; (ii) the truth and accuracy of the representations and warranties of Vesicor, subject to customary bring-down standards; (iii) no Material Adverse Effect (as defined in the Business Combination Agreement) having occurred since the date of the Business Combination Agreement that is continuing; (iv) delivery of a certificate executed by the Chief Executive Officer or Chief Financial Officer of Vesicor certifying compliance with specified closing conditions; (v) delivery of a FIRPTA certificate; (vi) the termination of certain agreements among Vesicor and its stockholders; (vii) receipt of required third-party consents; (viii) execution and delivery of Non-Competition Agreements by certain key employees of Vesicor; (ix) execution and delivery of a Lock-Up Agreement by Vesicor’s securityholders along other ancillary agreements to the Business Combination Agreement; and (x) Vesicor must procure a PPM Investment (defined below).

The obligations of Vesicor to consummate the Business Combination are further subject to additional conditions, including, among others,: (i) material compliance by the Company and Merger Sub with their respective agreements and covenants under the Business Combination Agreement; (ii) the truth and accuracy of the representations and warranties of the Company and Merger Sub, subject to customary bring-down standards and exceptions for representations not resulting in a Parent Material Adverse Effect (as defined in the Business Combination Agreement); (iii) receipt by the Vesicor of a certificate executed by an authorized officer of the Company certifying compliance with certain conditions; (iv) the filing and effectiveness of PubCo’s certificate of incorporation with the Delaware Secretary of State; and (v) the execution and delivery by the Company and Merger Sub of certain ancillary agreements to the Business Combination Agreement.

PIPE Investment

As part of obligations and as a condition to closing, Vesicor shall arrange and procure a transaction financing of an aggregate amount of not less than ten million dollars ($10,000,000.00), which financing may be in the form of cash equity investment, equity-linked instruments, debt instruments or other usual and customary forms of working capital investment, which includes, without limitation, Equity Line of Credit (“ELOC”), forward purchase shares commitments, pre-paid advance commitments or other usual and customary forms of alternative financing (“PPM Investment”). Black Hawk may, but it is not obligated to, procure a PPM Investment.

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Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances, including, without limitation, (i) by the Company or Vesicor, if a governmental authority issues a final and non-appealable order or enacts a law permanently restraining, enjoining, or otherwise prohibiting the consummation of the Business Combination; (ii) by mutual written consent of the Company and Vesicor; (iii) by either the Company or Vesicor, upon written notice, if Vesicor cannot procure a PPM Investment as of the Closing Date; (iv) by the Company or Vesicor in the event that the Company Shareholder Approval or Vesicor Stockholder Approval is not obtained by the Closing Date, which termination shall be effective upon ten (10) days’ prior written notice from the party terminating this Agreement to the other parties; (v) by the Company, upon written notice, Vesicor has materially breached its covenants, agreements, or representations and warranties in a way that would cause the failure of a closing condition and such breach is not cured within fourteen (14) days following receipt by Vesicor; (vi) by the Company, if Vesicor has failed to deliver audited financial statements or interim U.S. GAAP financial statements by June 10, 2025; and (vii) by Vesicor, upon written notice, the Company has materially breached its covenants, agreements, or representations and warranties in a way that would cause the failure of a closing condition and such breach is not cured within fourteen (14) days following receipt by the Company.

Effect of Termination

If the Business Combination Agreement is terminated: (i) a break-up fee of $1,000,000 shall be payable by the breaching party to the non-breaching party, as liquidated damages and not as a penalty; and (ii) the Business Combination Agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except for any liability on the part of any party for fraud or willful breach of the Business Combination Agreement.

Governance

The executive management team of PubCo will consist of the following nominees: Dr. Luo Feng as the chief executive officer, Michael Bowen as the Chief Financial Officer, and Warren Hosseinion Jr., as the Chief Operating Officer. Pursuant to the Business Combination Agreement, PubCo’s board of directors will consist of five (5) members, with both the Company and Vesicor each having the right to initially designate one (1) director, and the remaining three (3) directors being independent directors.

Timeframes for Filing and Closing

The Company expects to file the Registration Statement as promptly as practicable after the date of the Business Combination Agreement. The Closing is expected to occur following the fulfillment or waiver of the closing conditions set forth in the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”). The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

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Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Company Shareholder Support Agreement

Concurrently with the execution of the Agreement, certain shareholders of Vesicor entered into a support agreement, pursuant to which each such shareholder agreed to vote in favor of the business combination, subject to the terms of such shareholder support agreement.

The foregoing description of the Company Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Company Shareholder Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report.

Lock-Up Agreement

In connection with the Closing certain shareholders of the PubCo (individually, the “Holder” or “Warrant Holder,” collectively, the “Holders”) will enter into a lock-up agreement (the “Lock-Up Agreement”) with PubCo.

Pursuant to the Lock-Up Agreement, the Holders will agree not to transfer (except for certain permitted transfers) any shares of PubCo Common Stock held by such Holder for a period of six (6) months following the Closing Date. Certain Holders of Vesicor Warrants are subject to a twelve (12) month lock-up period. Permitted transfers include estate planning transfers, gifts to family members, transfers to affiliates, and other limited exceptions, provided that the transferee agrees to be bound by the same lock-up restrictions.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Lock-Up Agreement, a copy of which is included as Exhibit 10.5 to this Current Report.

Amended and Restated Registration Rights Agreement

In connection with the transactions, the Company, Vesicor, certain investors of the PPM Investment, as applicable, certain existing shareholders of the Company and certain shareholders of Vesicor will enter into an Amended and Restated Registration Rights Agreement to provide for the registration rights in connection with the PubCo Common Shares received by them in the Merger and the Redomestication Merger.

PubCo Certificate of Incorporation and PubCo Bylaws

Concurrently with the Domestication, and prior to the effective time of the Merger, PubCo will file a certificate of incorporation with the Secretary of State of the State of Delaware (“PubCo COI”) and will adopt bylaws (“PubCo Bylaws”), which together will govern the rights, privileges, and preferences of the holders of PubCo securities after the Closing.

The foregoing descriptions of the PubCo COI and PubCo Bylaws do not purport to be complete and are qualified in their entirety by the terms and conditions of the forms of PubCo COI and PubCo Bylaws, copies of which are included as Exhibit A and Exhibit B, respectively, to the Business Combination Agreement (attached as Exhibit 2.1 hereto), and the terms of which are incorporated herein by reference.

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Additional Information and Where to Find It

In connection with the proposed Business Combination, the Company and Vesicor intend to prepare and file with the SEC a Registration Statement, which will include a preliminary proxy statement of the Company and a preliminary prospectus with respect to the securities to be offered in the Business Combination. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of a record date to be established for voting on the Business Combination. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at the Company shareholder meeting. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company and Vesicor may also file other documents with the SEC regarding the Business Combination. the Company’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about the Company, Vesicor, and the Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Black Hawk Acquisition Corporation, 4125 Blackhawk Plaza Circle, Suite 166, Danville, CA.

Participants in the Solicitation

The Company, Vesicor, and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s shareholders in respect of the Business Combination and the other matters set forth in the Registration Statement. A list of the names of the Company’s directors and executive officers and a description of their interests in the Company is set forth in the Company’s Registration Statement on Form S-1, as amended from time to time, which was filed with the SEC and declared effective on March 20, 2024, and is available free of charge at the SEC’s website located at www.sec.gov or by directing a request to Black Hawk Acquisition Corporation, 4125 Blackhawk Plaza Circle, Suite 166, Danville, CA. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Business Combination when it becomes available.

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Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Vesicor’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Vesicor’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of the Company, Vesicor and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement relating to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company or Vesicor following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Business Combination Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Vesicor or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Registration Statement filed by PubCo (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by the Company and Vesicor. The Company and Vesicor caution that the foregoing list of factors is not exclusive. The Company and Vesicor caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither the Company nor Vesicor undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, or an offer to sell, or the solicitation of an offer to buy, any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Business Combination contemplated hereby or determined that this press release is truthful or complete. Any representation to the contrary is a criminal offense.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1†*	Business Combination Agreement, by and among Black Hawk Acquisition Corp., Vesicor Therapeutics, Inc., and BH Merger Sub, Inc., dated as of April 26, 2025.
3.1	Form of PubCo Certificate of Incorporation.
3.2	Form of PubCo Bylaws.
10.1*	Company Shareholder Support Agreement, dated as of April 26, 2025.
10.5	Form of Lock-Up Agreement.
10.6†	Form of Amended and Restated Registration Rights Agreement.
99.1	Press Release, dated as of April 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
*	Certain portions of these exhibits have been redacted pursuant to Item 601(b)(2)(ii) or 601(b)(10)(iv) of Regulation S-K. The Company hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Hawk Acquisition Corporation

Date: April 28, 2025	By:	/s/ Kent Louis Kaufman
	Name:	Mr. Kent Louis Kaufman
	Title:	Chief Executive Officer and Chairman

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